UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012 (June 29, 2012)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

900 North West 63rd Street, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 935-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Letter Agreement Regarding Transition Services

On June 29, 2012, in connection with the closing of the Second GIP Acquisition (as defined below) described in Item 5.01 of this Current Report, Chesapeake Midstream Partners, L.P. (the “Partnership”), Chesapeake Midstream GP, L.L.C., the general partner of the Partnership (the “General Partner”), Chesapeake Energy Corporation (“Chesapeake”), certain of Chesapeake’s affiliates and certain entities managed by Global Infrastructure Management, L.L.C. (the “GIP I Entities”) entered into an amendment (the “Amendment”) to the Letter Agreement that they previously entered into on June 15, 2012 (the “Letter Agreement”) regarding the terms on which Chesapeake will provide certain transition services to the General Partner and the Partnership. Among other things, the Amendment (i) sets forth additional terms relating to the insurance coverage required to be provided pursuant to the Amended and Restated Services Agreement dated August 3, 2010 by and among Chesapeake Midstream Management, L.L.C. (“Midstream Management”), Chesapeake Operating, Inc. (“COI”), the General Partner, the Partnership and Chesapeake MLP Operating, L.L.C. (“MLP Operating”), and (ii) amends the Amended and Restated Employee Secondment Agreement dated August 3, 2010 by and among Chesapeake, Midstream Management, the General Partner, COI and MLP Operating to alter the workers’ compensation insurance endorsements for the General Partner.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report and incorporated into this Item 1.01 by reference. For more information regarding the Letter Agreement and the terms upon which Chesapeake currently provides general and administrative services and personnel to the Partnership, please read Item 1.01 to the Partnership’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 20, 2012 (the “First Closing 8-K”) and Item 13 “Certain Relationships and Related Transactions and Director Independence – Services Agreement”; “– Employee Secondment Agreement”; “– Employee Transfer Agreement”; and “– Shared Services Agreement” in the Partnership’s annual report on Form 10-K, filed with the Securities and Exchange Commission on February 29, 2012, which descriptions are incorporated into this Item 1.01 by reference.

Section 5 – Corporate Governance and Management

Item 5.01	Changes in Control of Registrant

Second GIP Acquisition

On June 29, 2012, pursuant to a purchase agreement dated as of June 7, 2012 (the “Second Purchase Agreement”) between Chesapeake Midstream Holdings, L.L.C. (“CMH”) and GIP II Eagle 4 Holding, L.P. (“Eagle 4”), GIP II Eagle Holdings Partnership, L.P., the successor by assignment of Eagle 4’s rights and obligations under the Second Purchase Agreement (“Eagle Holdings”), completed the acquisition from CMH (the “Second GIP Acquisition”), for cash consideration of $1.0 billion, of (i) 6,438,115 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”) and (ii) 33,704,666 common units representing limited partner interests of the Partnership (“Common Units”). As a result of the Second GIP Acquisition, Chesapeake and its affiliates no longer own Common Units or Subordinated Units, and Chesapeake is no longer entitled to appoint any members of the board of managers of the General Partner (the “GP Board,” and any such member, a “GP Director”).

Management Rights Agreement

On June 29, 2012, GIP II-B Eagle AIV 1, L.P. (the “Fund”), Eagle Holdings, GIP II Eagle 2 Holding, L.P., GIP II Eagle Acquisition Holdings GP, LLC, Chesapeake Midstream Ventures, L.L.C., the General Partner, the Partnership and MLP Operating entered into an Amended and Restated Management Rights Agreement (the “Amended Management Rights Agreement”) pursuant to which the Fund has the right to designate one member of the board of managers of Chesapeake Midstream Ventures, L.L.C., the sole member of the General Partner (“CMV”), and one GP Director, in each case that Eagle Holdings would otherwise have the right to designate. The Amended Management Rights Agreement also provides the Fund the right, among other things, to access the books and records of, and consult with management of, the Partnership and the General Partner. The Amended Management Rights Agreement replaces and supersedes the Management Rights Agreement previously entered into on June 15, 2012 and attached as Exhibit 10.4 to the First Closing 8-K.

The foregoing description of the Amended Management Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Management Rights Agreement filed as Exhibit 10.2 to this Current Report and incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2012, pursuant to the Amended Management Rights Agreement, Eagle Holdings, at the direction of the Fund, designated the Partnership’s Chief Executive Officer, J. Michael Stice, as a GP Director. Mr. Stice will not receive additional compensation for his service as a GP Director. Mr. Stice will be indemnified by the Partnership pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership for actions associated with being a director to the fullest extent permitted under Delaware law. For a description of transactions involving Mr. Stice and the Partnership, please read Item 13 “Certain Relationships and Related Transactions and Director Independence – Shared Services Agreement” in the Partnership’s annual report on Form 10-K, filed with the Securities and Exchange Commission on February 29, 2012.

Dominic J. Dell’Osso, Jr., will continue to serve as a GP Director as a designee of Eagle Holdings.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	Chesapeake Midstream GP, L.L.C., its general partner

By:	/s/ David C. Shiels
David C. Shiels
Chief Financial Officer

Dated: July 6, 2012

EXHIBIT INDEX

10.1	Amendment to Letter Agreement by and among Chesapeake Midstream GP, L.L.C, Chesapeake Midstream Partners, L.P., Chesapeake MLP Operating, L.L.C., Chesapeake Midstream Management, L.L.C., Chesapeake Operating, Inc., GIP-A Holding (CHK), L.P., GIP-B Holding (CHK), L.P. and GIP-C Holding (CHK), L.P., dated June 29, 2012

10.2	Amended and Restated Management Rights Agreement by and among GIP II-B Eagle AIV 1, L.P., GIP II Eagle Holdings Partnership, L.P., GIP II Eagle 2 Holding, L.P., GIP II Eagle Acquisition Holdings GP, LLC, Chesapeake Midstream Ventures, L.L.C., Chesapeake Midstream GP, L.L.C., Chesapeake Midstream Partners, L.P. and Chesapeake MLP Operating, L.L.C., dated June 29, 2012